UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 11, 2006

                          FOODARAMA SUPERMARKETS, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                 1-5745-1                 21-0717108
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                 Identification Number)

                               Building 6, Suite 1
                                 922 Highway 33
                           Freehold, New Jersey 07728
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 462-4700

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01. Other Events

Foodarama Supermarkets, Inc. (the "Company") issued a press release on July 12, 2006 which reports that (i) a shareholder has commenced a class action lawsuit in the Superior Court of New Jersey, Monmouth County, which challenges the Company's going private transaction and (ii) the court has denied the shareholder's attempt to obtain a preliminary injunction to restrain the transaction. A copy of the press release is annexed as Annex 99.1 hereto and a copy of the plaintiff's complaint is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

         Exhibit No.
         -----------

             99.1               Press Release dated July 12, 2006
             99.2               Class Action Complaint

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FOODARAMA SUPERMARKETS, INC.
                                       (REGISTRANT)


                               By:  /s/ Michael Shapiro
                                  ---------------------------------------------
                                  Michael Shapiro
                                  Senior Vice President and Chief Financial
                                  Officer


Date: July 12, 2006